UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest event reported): March 7, 2002

                        Commission File Number: 01-28911
                                                --------

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)

          Colorado                                  91-1869677
          --------                                  ----------
(State or other jurisdiction of                    (IRS Employer
 incorporation or organization)                 Identification Number)

             21800 Oxnard Street Suite 440, Woodland Hills CA    91367
            -----------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number:  (818) 598-8888
                                --------------


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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

      16. Letter, dated March 7, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL HEALTHCARE TECHNOLOGIES, INC.


Date: March 7, 2002                 By:/s/ Charles Smith
                                       -----------------
                                       Charles Smith, CFO

                                 EXHIBIT INDEX

No.         Description

16. Letter dated March 7, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission


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